INCOME TAXES	12 Months Ended
Dec. 31, 2014
INCOME TAXES [Abstract]
INCOME TAXES
8.
INCOME TAXES

The provision for income taxes for continuing operations was as follows:

(in thousands)	2014	2013	2012
Currently payable:
Federal	$18,642	$21,252	$22,394
State	2,264	3,065	3,024
Foreign	25,435	25,175	22,670
	46,341	49,492	48,088
Deferred (benefit) expense:
Federal	1,532	(5,125)	170
State	(935)	502	603
Foreign	(14,111)	(1,534)	2,035
	(13,514)	(6,157)	2,808
Income taxes	$32,827	$43,335	$50,896

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities consisted of the following:

(in thousands)	2014	2013
Deferred tax assets:
Benefit plans	$15,507	$21,148
Liabilities and reserves	19,384	11,499
Operating loss and credit carryovers	57,128	51,292
Other	6,872	17,151
Gross deferred tax assets	98,891	101,090
Valuation allowance	(43,055)	(43,048)
Deferred tax assets	55,836	58,042
Deferred tax liabilities:
Property, plant and equipment	(1,619)	(21,139)
Other assets	(1,462)	(1,411)
Goodwill	(28,583)	(28,573)
Other	(1,426)	(3,168)
Deferred tax liabilities	(33,090)	(54,291)
Net deferred tax assets	$22,746	$3,751

As of December 31, 2014, $1.0 million of the net deferred tax asset balance, is a non-current asset and is reported in the other assets line item in the Consolidated Balance Sheet.

In 2012, the Company recorded a correction of a prior period item related to the tax effect on certain foreign denominated loan losses that were previously recorded in OCI. As a result, net deferred tax assets increased by $10.8 million, other current assets by $6.0 million and OCI by $16.8 million. The tax effect was recognized in OCI in 2012 and was not material to any previously reported year.

At December 31, 2014, foreign operating loss carryovers were $116.2 million. Included in the foreign operating loss carryovers are losses of $10.1 million that expire through 2029 and $106.0 million that do not have an expiration date. At December 31, 2014, state operating loss carryovers were $99.3 million, all of which expire through 2029.

The effective tax rate for continuing operations differed from the statutory federal income tax rate of 35% as described below:

	2014	2013	2012
Taxes at statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal income tax benefit	1.9	1.1	1.5
Tax credits	(0.4)	(0.3)	—
Taxes on foreign earnings	(4.7)	(5.3)	(4.1)
Resolution of prior years’ tax matters	(0.6)	(0.7)	(1.4)
U.S. manufacturing deduction	(2.0)	(1.6)	(1.8)
Valuation allowance adjustments	0.2	(0.8)	(0.5)
Other, net	(0.8)	0.1	0.2
Effective tax rate	28.6%	27.5%	28.9%

Earnings from continuing operations before income taxes were as follows:

(in thousands)	2014	2013	2012
United States	$56,211	$55,461	$79,118
Foreign	58,387	102,172	96,860
Total	$114,598	$157,633	$175,978

Federal and state income taxes are provided on international subsidiary income distributed to or taxable in the United States during the year. At December 31, 2014, federal and state taxes have not been provided for approximately $449.8 million of unremitted earnings of the foreign subsidiaries that are considered to be invested indefinitely. Determination of the deferred tax liability on such earnings is not practicable.

A reconciliation of the change in the liability for unrecognized tax benefits for 2014 and 2013 is as follows:

(in thousands)	2014	2013
Balance at beginning of year	$5,295	$7,091
Increases for tax positions taken in the current year	718	818
Increases for tax positions taken in prior years	10,238	875
Decreases related to settlements with tax authorities	(1,044)	(3,113)
Decreases as a result of lapse of the applicable statutes of limitations	(751)	(374)
Foreign currency exchange rate changes	(516)	(2)
Balance at the end of year	$13,940	$5,295

The amount of the unrecognized tax benefits that would affect the effective tax rate, if recognized, was approximately $4.3 million. The Company recognizes interest and penalties related to the unrecognized tax benefits in income tax expense. As of December 31, 2014 and 2013, $0.5 million and $0.7 million, respectively, of accrued interest and penalties were reported as an income tax liability. The liability for unrecognized tax benefits relates to multiple jurisdictions and is reported in Other liabilities on the Consolidated Balance Sheet at December 31, 2014.

The Company believes that it is reasonably possible that the total amount of liability for unrecognized tax benefits as of December 31, 2014, will decrease by approximately $10.2 million during 2015, of which $0.3 million is estimated to impact the effective tax rate. The potential decrease relates to various tax matters for which the statute of limitations may expire or will be otherwise settled in 2015. The amount that is ultimately recognized in the financial statements will be dependent upon various factors including potential increases or decreases to unrecognized tax benefits as a result of examinations, settlements and other unanticipated items that may occur during the year. With limited exceptions, the Company is no longer subject to federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2004.